SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December  27, 1999
                                                   ------------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
           -----------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
-------------------------------------------------------              -----------
(Address of principal executive offices)                              (Zip Code)

                                 (619) 350-4060
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On  December  27,  1999,  the  Registrant  entered  into a  Share  Purchase
Agreement with Internet Ventures, Ltd., a Somoa registered company ("IVL"), under which the Registrant would sell all shares and interest, in its subsidiary, Asia4sale.com, Ltd., to IVL, in consideration of $5,000,000 cash and 300,000 shares of the common stock of IVL which would represent at the Closing of said transaction thirty percent (30%) of the issued and outstanding common stock of IVL.

     The sale of Asia4Sale.com Ltd., to IVL was approved by the boards of directors of the Registrant and completed and closed on December 30, 1999.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c) Exhibits.
         --------

          1 Share Purchase Agreement between the Registrant and IVL dated December 27, 1999.

                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: January 21, 2000                      /S/ D. Scott Elder
                                             -----------------------------------
                                             By:  D. Scott Elder
                                             Its: Chief Executive Officer




Dated: January 21, 2000                      /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: Vice President

                                   Exhibit 1

                            SHARE PURCHASE AGREEMENT

     THIS SHARE PURCHASE AGREEMENT (the "Agreement") is entered into and effective as of December 31, 1999 by and between ZIASUN TECHNOLOGIES, INC., a Nevada corporation ("ZSUN" or the "SHAREHOLDER"), ASIA4SALE.COM, LTD. a Hong Kong registered company ("A4S") and INTERNET VENTURES, LTD., a Samoa registered company ("IVL" or the "COMPANY").

                                   1. RECITALS

     This Agreement is entered into with reference to and in contemplation of the following facts, circumstances and representations:

     1. ZSUN is the owner of all of the issued and outstanding shares of A4S (the "A4S Shares").

     2.   IVL desires to purchase from ZSUN all of the A4S Shares.

     3. The parties desire that this transaction be undertaken in accordance with the terms and conditions set forth herein.

     4.   A4S desires that this transaction be consummated.

                    2. TERMS AND CONDITIONS OF SHARE PURCHASE

     2.1 Purchase Price of A4S Shares: IVL agrees to purchase the A4S Shares for the following consideration:

          1. Cash in the amount of FIVE MILLION DOLLARS ($5,000,000.00) U.S. (the "Cash Payment"), payable to "CARMINE J. BUA, Client Trust Account" no later than December 29, 1999, and

          2. A total of 300,000 shares of common stock of IVL which will represent at the Closing thirty percent (30%) of the issued and outstanding common stock of IVL (the "IVL Shares").

     2.2 Private Sale Acknowledgment: The parties acknowledge and agree that the sale of A4S Shares and the IVL Shares is being undertaken as private sales pursuant to Section 4(1) of the Securities Act of 1933, as amended, and are not being transacted via a broker-dealer and/or in the public market place.

                3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The COMPANY represents and warrants to the SHAREHOLDER and A4S as follows:

     3.1 Organization: IVL is a Samoa Registered Company duly incorporated and validly existing under the laws of a Samoa and is in good standing with respect to all of its regulatory filings.

     3.2 No Liabilities: IVL has no liabilities whatsoever and is in compliance with all rules and regulations with respect to its legal standing and obligations so that the acquisition of the A4S Shares as set forth herein will be in full compliance and permissible under the applicable laws of Samoa.

     3.3 Capitalization: The authorized capital of IVL consists of 1,000,000 common shares with a par value of $1.00 and with the exception of the IVL Shares and its presently issued shares, which will represent seventy percent (70%) of the issued and outstanding shares of IVL, no common shares will have been validly authorized and issued by the COMPANY prior to the Closing of the contemplated transaction.

     3.4 Legal Compliance: To the best of its knowledge, IVL is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which IVL is subject, or which apply to it or any of its assets.

     3.5 Adverse Financial Events: IVL has neither experienced nor is it aware of any occurrence or event, which has had or might reasonably be expected to have a material adverse effect on its financial condition.

     3.6 Disputes, Claims and Investigations: There are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of IVL threatened against or affecting IVL at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency.

     3.7 Employee Liabilities: IVL has no known liability to former employees or any liability to any governmental authorities with respect to current or former employees.

     3.8 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement will not conflict with or be in violation of the articles or by-laws of IVL or of any agreement to which IVL is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by IVL and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of IVL.

     3.9 Validly Issued and Authorized Shares: That the IVL Shares will be validly authorized and issued by the COMPANY, they will be fully paid and non-assessable and they will be issued in full compliance with all federal and state securities laws.

     3.10 Corporate Authority: The officers or representatives of the COMPANY executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Board of Directors of the COMPANY.

                        4. REPRESENTATIONS OF SHAREHOLDER

     The SHAREHOLDER and A4S collectively and individually hereby represent and warrant to IVL as follows:

     4.1 Share Ownership: That the SHAREHOLDER is the owner, beneficially and of record, of the A4S Shares and said shares are free and clear of all liens, encumbrances, claims, charges and restrictions.

     4.2 Transferability of A4S Shares: That the SHAREHOLDER has full power to transfer the A4S Shares to IVL without obtaining the consent or approval of any other person or governmental authority.

     4.3 Validly Issued and Authorized Shares: That the A4S Shares are validly authorized and issued, fully paid, and non-assessable, and the A4S Shares have been so issued in full compliance with all securities laws of Hong Kong.

     4.4 Organization: A4S is a corporation duly incorporated and validly existing under the laws of Hong Kong and is in good standing with respect to all of its regulatory filings.

     4.5 Capitalization: The authorized capital of A4S consists of 10,000 common shares with a par value of $1.00 and of which 100 common shares are issued and outstanding as fully paid and non-assessable shares.

     4.6 Legal Compliance: A4S is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which A4S is subject or which apply to it or any of its assets.

     4.7 Adverse Financial Events: A4S has neither experienced nor is it aware of any occurrence or event, which has had or might reasonably be expected to have a material adverse effect on its financial condition.

     4.8 Disputes, Claims and Investigations: There are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of A4S threatened against or affecting A4S at law or in equity or before or by any federal, municipal or other governmental department, commission, board, bureau or agency.

     4.9 Employee Liabilities: A4S has no liability to former employees or any liability to any government authorities with respect to current or former employees.

     4.10 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement will not conflict with or be in violation of the Articles of Incorporation of A4S or of any agreement to which A4S is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by A4S and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of A4S.

     4.11 No Liens: A4S has not received a notice of any assignment, lien, encumbrance, claim or charge against the A4S Shares.

     4.12 Corporate Authority: The officers or representatives of A4S executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Boards of Directors of A4S.

             5. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER ALONE

     The SHAREHOLDER alone further represents and warrants to IVL as follows with respect to the IVL Shares:

     5.1 Financially Responsible: That it is financially responsible, able to meet its obligations and acknowledges that this investment will be speculative.

     5.2 Investment Experience: That it has had experience in the business of investments in one or more of the following: (i) investment experience with securities such as stocks and bonds; (ii) ownership of interests in partnerships, new ventures and startup companies; (iii) experience in business and financial dealings; and that it can protect its own interests in an investment of this nature and it does not have an "Investor Representative", as that term is defined in Regulation D of the Securities Act of 1933 and does not need such an Investor Representative.

     5.3 Investment Risk: That it is capable of bearing the high degree of economic risks and burdens of this investment, including but not limited to the possibility of complete loss of all its investment capital and the lack of a liquid market, such that it may not be able to liquidate readily the investment whenever desired or at the then current asking price.

     5.4 Access to Information: That it has had access to the information regarding the financial condition of the COMPANY and it was able to request copies of such information, ask questions of and receive answers from the COMPANY regarding such information and any other information it desires concerning the IVL Shares, and all such questions have been answered to its full satisfaction.

     5.5 Private Transaction: That at no time was it presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising.

     5.6 Investment Intent: That the IVL Shares are not being purchased with a view to or for the resale or distribution thereof and it has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

     5.7 Due Diligence: That the SHAREHOLDER shall have completed a due diligence review of the affairs of IVL and it is satisfied with the results of that review.

               6. CLOSING, ESCROW HOLDER AND CONDITIONS TO CLOSING

     6.1 Exchange Closing: The closing of the share exchange as contemplated by this Agreement (the "Closing") shall take place in San Diego, California, at such time and place as may be agreed among by the parties, but in no event later than December 31, 1999, unless otherwise extended in writing by the parties.

     6.2 Appointment of Escrow Holder: The parties hereby appoint CARMINE J. BUA, III, ESQ. of San Diego, California as the Escrow Holder pursuant to this Agreement.

     6.3 Opinion of Counsel for IVL: The SHAREHOLDER and A4S shall have received an opinion from the legal counsel for IVL, in form and substance reasonably satisfactory to the SHAREHOLDER and A4S, to the effect that:

          1. IVL is a registered company organized and legally existing under the laws of Samoa and is in good standing with respect to all of its regulatory filings, and

          2.   This  Agreement,   when  duly  executed  and  delivered  by  IVL,
               constitutes  a  legal,   valid  and  binding  obligation  of  IVL
               enforceable against it in accordance with its terms, and

          3. The IVL Shares delivered pursuant to the Agreement have been validly issued are fully paid and non-assessable, and

          4. The IVL Shares have been legally and validly issued and are in compliance with the Samoa securities laws.

     6.4 Opinion of Counsel for SHAREHOLDER and A4S: IVL shall have received an opinion from the legal counsel for the SHAREHOLDER and A4S, in form and substance reasonably satisfactory to IVL, to the effect that:

          1. A4S is a registered company duly organized and legally existing under the laws of Hong Kong and is in good standing with respect to all of its regulatory filings, and

          2. The A4S Shares delivered pursuant to this Agreement have been validly issued, fully paid, non-assessable, and have been originally issued in full compliance with all Hong Kong securities laws.

          The SHAREHOLDER has the full power to transfer the A4S Shares to IVL without obtaining the consent or approval of any other person or governmental agency.

          The A4S Shares represent all of the issued and outstanding shares of A4S.

     6.5 Escrow Conditions and Closing: Prior to the Closing, the following will be required:

          Delivery of Cash Payment: IVL shall deliver the Cash Payment via a cashier's check or via wire transfer payable to "CARMINE J. BUA, Client Trust Account".

          2. Delivery of A4S Shares: The SHAREHOLDER shall deliver to the Escrow Holder the certificate or certificates representing the 100 A4S Shares registered in the name of A4S, duly endorsed for transfer accompanied by a duly executed assignment of the A4S Shares to IVL.

          3. Delivery of IVL Shares: IVL shall deliver to the Escrow Holder the 300,000 IVL Shares registered in the name of the SHAREHOLDER.

          4. Certification of Status of IVL Shares: IVL shall deliver to the Escrow Holder sufficient certified documentation that the IVL Shares represent thirty percent (30%) of the issued and outstanding shares of IVL.

          5. Certification of Status of A4S Shares: A4S and the SHAREHOLDER shall deliver to the Escrow Holder sufficient certified documentation that the A4S Shares represent all of the issued and outstanding shares of A4S.

          6. Legal Opinion and Documents: All parties shall deliver to the Escrow Holder such legal opinions and other documents as are required by the terms and conditions of the Agreement.

          7. Requisite Corporate Resolutions: Each party shall deliver to the Escrow Holder certified copies of resolutions from their respective Boards of Directors authorizing the subject transaction.

          8. Satisfactory Completion of Due Diligence: Each party shall deliver to the Escrow Holder written notice that it has completed its due diligence investigation and is satisfied with the results of such investigation.

     6.6 Close of Transaction: The subject transaction shall "close" upon the satisfaction of the above conditions.

     6.7 Notices: All notices given pursuant to this Agreement must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission to the Escrow Holder and the parties as set forth below. Any party hereto may by notice so given change its address for any future notices:

                   ESCROW           CARMINE J. BUA, III, ESQ.
                   HOLDER:          3838 Camino Del Rio North
                   -------          Suite 333
                                    San Diego, CA 92108
                                    Phone: (619) 280-8000
                                    Fax: (619) 280-8001

                   ZSUN:            D. SCOTT ELDER
                   ----             462 Stevens Avenue
                                    Suite 106
                                    Solana Beach, CA 92075
                                    Phone: (858) 350-4060
                                    Fax: (858) 350-4066

                   IVL:             Martin Tissot
                   ---              80 Raffles Place
                                    #16-20 UOP Plaza 2
                                    Singapore 048624
                                    Phone: 011-63-45-3733
                                    Fax: 011-63-45-599-3670

   7. COOPERATION, ARBITRATION, INTERPRETATION, MODIFICATION AND ATTORNEY FEES

     7.1 Cooperation of Parties: The parties further agree that they will do all things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and perfect the purposes of this Agreement.

     7.2 Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of this Agreement to arbitration in San Diego, California according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. The Agreement shall further be governed by the laws of the State of Nevada.

     7.3 Interpretation of Agreement: The parties agree that should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning.

     7.4 Modification of Agreement: This Agreement may be amended or modified in any way at any time by an instrument in writing stating the manner in which it is amended or modified and signed by each of the parties hereto. Any such writing amending or modifying this Agreement shall be attached to and kept with this Agreement.

     7.5 Attorney Fees: If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     7.6 Entire Agreement: This Agreement constitutes the entire Agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

     7.7 Counterparts: This Agreement may be signed in one or more counterparts.

     7.8 Facsimile Transmission Signatures: A signature received pursuant to a facsimile transmission shall be sufficient to bind a party to this Agreement.

                                             SHAREHOLDER


                                             ZIASUN TECHNOLOGIES, INC.



DATED: December 27, 1999                     /S/ D.Scott Elder
                                             ----------------------------------
                                             By: D. SCOTT ELDER
                                             Chief Executive Officer


                                             ASIA 4SALE



DATED: December 28,1999                      /S/ Brian Hodson
                                             ----------------------------------
                                             By: BRIAN HODGSON
                                             Managing Director



                                             INTERNET VENTURES, INC.



DATED: December 28, 1999                     /S/ Martin Tissott
                                             ----------------------------------
                                             By: MARTIN TISSOTT
                                             Managing  Director